UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 17, 2026

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the information set forth in Item 8.01 under the heading “Sale-Leaseback Transaction” is incorporated by reference into this Item 2.03.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

To the extent applicable, the information set forth in Item 8.01 under the heading “MSBC Impairment Charge and Exit Costs” is incorporated by reference into this Item 2.05.

Item 2.06.	Material Impairments.

To the extent applicable, the information set forth in Item 8.01 under the heading “MSBC Impairment Charge and Exit Costs” is incorporated by reference into this Item 2.06.

Item 7.01.	Regulation FD Disclosure.

On July 20, 2026, the Company issued a press release announcing the Sale-Leaseback and the MSBC divestiture and closure discussed in Item 8.01. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

Sale-Leaseback Transaction

Effective as of July 17, 2026, Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), and certain of its subsidiaries completed a sale-leaseback transaction (the “Sale-Leaseback”), pursuant to which the Company sold 26 properties (the “Subject Properties”) at which the Company operates Cracker Barrel stores to an institutional real estate investor. The estimated net proceeds from the Sale-Leaseback, after payment of fees and expenses, are expected to be approximately $77 million. The Company expects to use the proceeds of the Sale-Leaseback, after payment of fees and expenses, to repay outstanding indebtedness under its revolving credit facility.

In connection with the Sale-Leaseback, the Company or the applicable subsidiary of the Company entered into a series of lease agreements with the purchaser of the Subject Properties, effective as of July 17, 2026 (each, a “Lease”). Each Lease has a maximum term of up to 40 years in the aggregate, inclusive of Company renewal options. Initial annual lease payments under the Leases for the Subject Properties will be approximately $5.7 million in the aggregate and will be subject to fixed annual increases. The Leases are classified as absolute triple net leases, and the Company remains responsible for all taxes, insurance and maintenance related to the Subject Properties.

MSBC Impairment Charge and Exit Costs

On July 20, 2026, the Company sold certain assets used in its Maple Street Biscuit Company (“MSBC”) business, including the MSBC trademarks and other intellectual property and the assets used in 35 MSBC locations, to a third party. Simultaneously with such asset sale, the Company announced that the remaining 16 MSBC locations would be closed. In connection with the divestiture of such MSBC assets and closure of the remaining MSBC stores, the Company expects to record, in the financial results for its fourth quarter ending July 31, 2026, non-cash charges of approximately $37 million to $39 million, consisting of a non-cash impairment charge of approximately $10 million to $11 million and a non-cash loss on sale charge of approximately $27 million to $28 million. In addition, the Company expects to incur additional cash charges related to severance payments and lease termination and other exit costs of approximately $6 million to $8 million, some of which are expected to be incurred in the fiscal fourth quarter of 2026 and some in the Company’s fiscal year 2027. The estimated charges and costs that the Company expects to incur in connection with the MSBC divestiture and closure are preliminary and are subject to assumptions that may change. Actual charges and costs may differ from such estimates.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements concerning the Company’s expectations, anticipations, intentions, beliefs or strategies regarding the Sale-Leaseback, the use of proceeds therefrom and the divestiture and closure of its MSBC business. These and similar statements regarding events or results that the Company expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “trends,” “assumptions,” “target,” “guidance,” “outlook,” “opportunity,” “future,” “plans,” “goals,” “objectives,” “expectations,” “near-term,” “long-term,” “projection,” “may,” “will,” “would,” “could,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” “regular,” “should,” “projects,” “forecasts,” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. The Company believes that the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; effects of changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on our business; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance or liquidity; the impact of adverse or extreme weather events on sales and customer travel; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance its indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; or the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its sustainability initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America (“GAAP”); and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated July 20, 2026.

104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 20, 2026	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Jennifer Lankford
	Name:	Jennifer Lankford
	Title:	Senior Vice President, General Counsel and Corporate Secretary